              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ X ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

--------------------------------------------------------------------------------
     Dean Witter Select Dimensions Investment Series
        (Name of Registrant(s) Specified in its Charter)

--------------------------------------------------------------------------------
     Marilyn K. Cranney
        (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5)   Fee previously paid:

--------------------------------------------------------------------------------

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

--------------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

3)   Filing Party:

--------------------------------------------------------------------------------

4)   Date Filed:

--------------------------------------------------------------------------------

                               PRELIMINARY PROXY
           FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 1997

    Notice is hereby given that a Special Meeting of Shareholders of DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") will be held in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 1, 1997 (the "Meeting"), at 2:00 p.m., New York City time, for the following purposes:

    1. For each Portfolio, to approve or disapprove a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;

    2. To approve or disapprove new Sub-Advisory Agreements between Dean Witter InterCapital Inc. and TCW Funds Management, Inc. ("TCW"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC, and, in the case of the Emerging Markets Portfolio, related new Secondary Sub-Advisory Agreements between TCW and each of TCW Asia Limited and TCW London International, Limited (TO BE VOTED ON BY SHAREHOLDERS OF EACH OF THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE BALANCED PORTFOLIO, THE CORE EQUITY PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO
       ONLY);

    3. To elect ten (10) Trustees to serve until their successors shall have been elected and qualified;

    4. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund or, if applicable, one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's or, if applicable, the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                  BARRY FINK
                                                    SECRETARY
March   , 1997
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR approval of the new Investment Management Agreement.

    - FOR approval of the new Sub-Advisory Agreements and, in the case of the Emerging Markets Portfolio, the related new Secondary Sub-Advisory Agreements (NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, BALANCED PORTFOLIO, CORE EQUITY PORTFOLIO AND EMERGING MARKETS PORTFOLIO ONLY).

    - FOR the election of all of the Trustees nominated for election.

    - FOR the ratification of the selection of independent public accountants.

                               YOUR VOTE IS IMPORTANT

                               PRELIMINARY PROXY
           FOR INFORMATION OF SECURITIES AND EXCHANGE COMMISSION ONLY

                DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 1, 1997

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on May 1, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March [17], 1997.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1, 2 and 4 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The table below sets forth each Proposal and those Shareholders who are entitled to vote for each such Proposal.

                 PORTFOLIO                                     PROPOSAL
                                                  1          2          3          4
North American Government Securities
 Portfolio                                            x          x          x          x
Balanced Portfolio                                    x          x          x          x
Core Equity Portfolio                                 x          x          x          x
Emerging Markets Portfolio                            x          x          x          x
All other Portfolios                                  x                     x          x

    The holders of shares ("Shareholders") of each Portfolio of the Fund of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Portfolio as of the Record Date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                                                                   NUMBER OF SHARES
                                                                                   OUTSTANDING AS OF
                                                                                    MARCH 12, 1997
NAME OF PORTFOLIO                                                                    (RECORD DATE)
---------------------------------------------------------------------------------  -----------------
Money Market Portfolio...........................................................
North American Government Securities Portfolio...................................
Diversified Income Portfolio.....................................................
Balanced Portfolio...............................................................
Utilities Portfolio..............................................................
Dividend Growth Portfolio........................................................
Value-Added Market Portfolio.....................................................
Core Equity Portfolio............................................................
American Value Portfolio.........................................................
Mid-Cap Growth Portfolio.........................................................
Global Equity Portfolio..........................................................
Developing Growth Portfolio......................................................
Emerging Markets Portfolio.......................................................

    The shares of the Fund are currently sold only to (1) Hartford Life Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues, and to (2) ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies it issues. Such separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance policies issued by Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company are sometimes referred to as the "Variable Life Policies." The Variable Annuity Contracts and the Variable Life Policies are sometimes referred to as the "Contracts."

    In accordance with their view of currently applicable law, Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish a copy of this Proxy Statement to Contract Owners and that Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$     , will be borne by Dean Witter, Discover & Co., except that the cost with respect to Proposal [ ] will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Funds and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean

Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.

                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                              MANAGEMENT AGREEMENT

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of the Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory and certain other services to each Portfolio of the Fund other than the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio. Pursuant to the Current Agreement, the Fund has retained InterCapital to supervise the management of the assets of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment management agreement between the Fund and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY

    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

    Under the terms of the Merger, each share of Morgan Stanley common stock will be exchanged for 1.65 shares of DWDC common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

    The Merger is expected to be completed in mid-1997.

    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

    The Merger is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

    In order to assure continuity of investment management services to the Fund after the Merger, the Board of the Fund met in person for the purpose of considering whether it would be in the best interests of each Portfolio of the Fund and its Shareholders to enter into a New Agreement between the Fund and the Investment Manager which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meetings, and for the reasons discussed below (see "The Board's Consideration"), the Board, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreement and recommended its approval by Shareholders.

    THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE PORTFOLIOS THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreement are fully described under "The Current Investment Management Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999. The New Agreement will be continued in effect from year to year thereafter if each such continuance with respect to a Portfolio is approved by the Board or by a majority of the outstanding voting securities (as defined below) of such Portfolio and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of one or more Portfolios do not approve the New Agreement, the Current Agreement will remain in effect with respect to the concerned Portfolio and the Board will take such action, if any, as it deems to be in the best interests of the concerned Portfolio and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Manager will continue to provide services to the Fund in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    The New Agreement cannot be implemented with respect to a particular Portfolio unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of that Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Portfolio, whichever is less.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

THE BOARD'S CONSIDERATION

    At a special meeting of the Committee of the Independent Trustees of the Fund held on February 20, 1997, at which each of the Independent Trustees of the Fund was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as Appendix A). Prior to and during the meetings, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of each Portfolio of the Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Manager and its ability to continue to provide services to the Fund of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Manager's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Manager's ability to fulfill its obligations under its agreement with the Fund or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Manager and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Manager represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Portfolios of the Fund.

    The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination).

    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Agreement is in the best interests of each Portfolio of the Fund and its Shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF EACH PORTFOLIO OF THE FUND.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

    The Current Agreement provides that, subject to the supervision of the Board, the Investment Manager shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that, with respect to each of the Portfolios other than those in respect of which the Sub-Advisory Agreements (described in Proposal 2 below) are in effect, it shall continuously manage of the assets of such Portfolios of the Fund in a manner consistent with the investment objectives and policies of the respective Portfolios. With respect to those Portfolios in respect of which the Sub-Advisory Agreements are in effect (specifically, the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio), the Current Agreement provides that the Investment Manager shall supervise the management of the assets of such Portfolios in a manner consistent with the investment objectives and policies of the respective Portfolios, and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Current Agreement further provides that the Investment Manager may, at its own expense, enter into Sub-Advisory Agreements for the Portfolios. The Investment Manager has entered into Sub-Advisory Agreements with TCW Funds Management, Inc. in respect of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio, which Agreements are described in Proposal 2 below.

    The Investment Manager pays the compensation of the officers of the Fund and provides the Fund with office space and equipment, and clerical and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Fund's shares and the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its services and the expenses the Investment Manager assumes under the Current Agreement, the Fund pays the Investment Manager compensation which is accrued daily and payable monthly and which is set forth in the table below.

                                                                                      MANAGEMENT FEE
                                                                                    PAID DURING FISCAL
                                                                                        YEAR ENDED        NET ASSETS
NAME OF PORTFOLIO                                  MANAGEMENT FEE RATE(1)                12/31/96       AS OF 12/31/96
----------------------------------------  ----------------------------------------  ------------------  --------------
Money Market Portfolio..................  0.50% of daily net assets                    $                $   87,001,689
North American Government Securities
  Portfolio.............................  0.65% of daily net assets (of which 40%
                                          is paid to a Sub-Adviser)                                          4,171,708
Diversified Income Portfolio............  0.40% of daily net assets                                         32,119,198
Balanced Portfolio......................  0.75% of daily net assets (of which 40%
                                          is paid to a Sub-Adviser)                                         38,893,028
Utilities Portfolio.....................  0.65% of daily net assets                                         35,686,083
Dividend Growth Portfolio...............  0.625% of daily net assets                      1,015,687        258,100,867
Value-Added Market Portfolio............  0.50% of daily net assets                                         73,516,480
Core Equity Portfolio...................  0.85% of daily net assets (of which 40%
                                          is paid to a Sub-Adviser)                                         18,214,811
American Value Portfolio................  0.625% of daily net assets                                       120,903,831
Mid-Cap Growth Portfolio................  0.75% of daily net assets                              --(2)         100,000
Global Equity Portfolio.................  1.0% of daily net assets                                          59,246,400
Developing Growth Portfolio.............  0.50% of daily net assets                                         61,119,998
Emerging Markets Portfolio..............  1.25% of daily net assets (of which 40%
                                          is paid to a Sub-Adviser)                                         17,240,191

------------------------
(1) The Investment Manager had undertaken, until the earlier of December 31, 1996 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses of each Portfolio then in existence (except for any brokerage fees and a portion of organizational expenses) and waive the compensation provided for each such Portfolio in the Current Agreement (other than the Dividend Growth Portfolio, whose net assets exceeded $50 million on December 31, 1995) to the extent that such expenses and compensation on an annualized basis exceeded 0.50% of the average daily net assets of each respective Portfolio. The American Value Portfolio, the Money Market Portfolio, the Value-Added Market Portfolio, the Developing Growth Portfolio and the Global Equity Portfolio attained $50 million of net assets on February 26, 1996, March 20, 1996, August 13, 1996, September 14, 1996, and October 15, 1996, respectively.
(2) The Mid-Cap Growth Portfolio commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses (except for any brokerage fees) of this Portfolio and to waive the compensation provided for this Portfolio in the Current Agreement, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets.

    Under the Current Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager or, with respect to the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio, the Sub-Adviser. Each Portfolio pays all such expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that are borne directly by a Portfolio include, but are not limited to, charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of the Portfolio's cash, portfolio securities and other property, and any share transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Portfolio is a party; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside pricing services; interest payable on Portfolio borrowings; certain taxes; and all costs and expenses in connection with registration and maintenance of registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel). Expenses which are allocated on the basis of size of the respective Portfolios include, but are not limited to, the costs and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to its Shareholders; all expenses of the Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; charges and expenses of legal counsel and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Manager); state franchise taxes; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other charges and costs of the Fund's operations properly payable by the Fund and allocable on the basis of the size of the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    The administrative services called for under the Current Agreement are performed by Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital.

    The Current Agreement was initially approved by the Board of Trustees on August 25, 1994 and by Hartford Life Insurance Company as the then sole shareholder on August 31, 1994. The Current Agreement was approved with respect to the Mid-Cap Growth Portfolio by the Board of Trustees on October 25, 1996.

    After its initial term, the Current Agreement continues in effect from year to year thereafter with respect to each Portfolio, provided that each such continuance with respect to a Portfolio is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of such Portfolio or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Agreement has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, such approval occurred at a meeting of the Board held on April 17, 1996.

    The Current Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees or, with respect to a Portfolio, by a vote of a majority of the outstanding voting securities of such Portfolio, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is the Fund's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Richard
M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC"); James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas
C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.

    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Portfolios of the Fund and sets forth the fees payable to InterCapital by such companies, including the Portfolios of the Fund, and their net assets as of March 12, 1997.

    For the fiscal year ended December 31, 1996, each Portfolio of the Fund other than the Mid-Cap Growth Portfolio (which Portfolio commenced operations on January 21, 1997) accrued to DWTC, the Fund's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $917. Once the Merger is consummated and the New Agreement is approved, DWTC fully intends to continue to provide the same services to the Fund as are currently being provided.

    The following table sets forth information as to the allocation of brokerage commissions by the Portfolios of the Fund in operation during the fiscal year ended December 31, 1996, paid to DWR, which is an affiliated person of the Fund because DWR and InterCapital are under the common control of DWDC:

                                                                                                      PERCENTAGE OF
                                                                                                        AGGREGATE
                                                                          BROKERAGE COMMISSIONS   BROKERAGE COMMISSIONS
                                                                          PAID TO DWR FOR FISCAL  FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                                                          YEAR ENDED 12/31/96           12/31/96
------------------------------------------------------------------------  ----------------------  ----------------------
Money Market Portfolio..................................................                 --                    --
North American Government Securities Portfolio..........................                 --                    --
Diversified Income Portfolio............................................                 --                    --
Balanced Portfolio......................................................       $      5,464                 20.83%
Utilities Portfolio.....................................................             25,530                 89.92
Dividend Growth Portfolio...............................................            173,213                 60.14
Value-Added Market Portfolio............................................                 --                    --
Core Equity Portfolio...................................................              4,616                 23.11
American Value Portfolio................................................            108,676
Global Equity Portfolio.................................................             28,026                 11.50
Developing Growth Portfolio.............................................             28,536                 31.31
Emerging Markets Portfolio..............................................                 --                    --

           (2) APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY AGREEMENTS BETWEEN THE INVESTMENT MANAGER AND TCW FUNDS MANAGEMENT, INC
    (WITH RESPECT TO THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE
                              BALANCED PORTFOLIO,
       THE CORE EQUITY PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO ONLY)
       AND RELATED NEW SECONDARY SUB-ADVISORY AGREEMENTS BETWEEN TCW AND
         EACH OF TCW ASIA LIMITED AND TCW LONDON INTERNATIONAL, LIMITED
             (WITH RESPECT TO THE EMERGING MARKETS PORTFOLIO ONLY)

    The Investment Manager has entered into a sub-advisory agreement (each, a "Current Sub-Advisory Agreement" and collectively, "Current Sub-Advisory Agreements") with TCW Funds Management, Inc. ("TCW" or the "Sub-Adviser") respecting each of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio (each may be referred to as a "Sub-Advised Portfolio" and collectively as the "Sub-Advised Portfolios"), pursuant to which TCW provides each Sub-Advised Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager and the Trustees. TCW, in turn, has entered into secondary sub-advisory agreements (each, a "Current Secondary Agreement," together, the "Current Secondary Agreements," and collectively with the Current Sub-Advisory Agreements, the "Current Sub-Agreements") with two of its affiliates, TCW Asia Limited ("TCW Asia") and TCW London International, Limited ("TCW London") (together, the "Secondary Sub-Advisers"), pursuant to which the Secondary Sub-Advisers assist TCW in providing advisory services under the Current Sub-Advisory Agreement for the Emerging Markets Portfolio.

    At its meeting on February 21, 1997, the Board, including a majority of the Independent Trustees, unanimously approved a new sub-advisory agreement respecting each of the Sub-Advised Portfolios (each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") and related new secondary sub-advisory agreements respecting the Emerging Markets Portfolio (each, a "New Secondary Agreement," together, the "New Secondary Agreements," and collectively with the "New Sub-Advisory Agreements," the "New Sub-

Agreements"), and recommended that such agreements be submitted to Shareholders for their approval or disapproval, to take effect upon the later of Shareholder approval of the new agreements or consummation of the Merger, for an initial term expiring April 30, 1999. The New Sub-Agreements may be continued from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities of the concerned Portfolio (as defined below under "Required Vote") and, in either event, by a vote cast in person of a majority of the Independent Trustees. EACH NEW SUB-AGREEMENT IS IDENTICAL, IN ALL MATERIAL RESPECTS, TO THE CORRESPONDING CURRENT SUB-AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Sub-Agreements are fully described under "The Current Sub-Agreements" below. Forms of a New Sub-Advisory Agreement and the New Secondary Agreements are attached hereto as Appendices C, D and E.

    The New Sub-Agreements cannot be implemented as to a Sub-Advised Portfolio unless approved at the Meeting by a majority of the outstanding voting securities of the applicable Sub-Advised Portfolio (as defined below). In the event that Shareholders of a Sub-Advised Portfolio do not approve the New Sub-Agreement applicable to that Sub-Advised Portfolio, the Current Sub-Agreement will remain in effect and the Board will take such action as it deems to be in the best interests of the concerned Sub-Advised Portfolio and its respective Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Sub-Agreement. In the event the Merger is not consummated, the Sub-Adviser and the Secondary Sub-Advisers will continue to provide services to the relevant Sub-Advised Portfolios in accordance with the terms of the respective Current Sub-Agreements for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees. The New Sub-Agreements will not be implemented unless Proposal 1 is also approved by the applicable Shareholders.

    In considering whether to approve the New Sub-Agreements, the Board considered all materials and information deemed relevant to such determination. Among other things, the Board considered the nature and scope of services to be rendered under the agreements, the quality of the services and personnel of the Sub-Adviser and each of the Secondary Sub-Advisers and the appropriateness of the fees that are paid under each New Sub-Agreement. The Board, in particular, noted that THE TERMS OF EACH NEW SUB-AGREEMENT INCLUDING FEES PAYABLE THEREUNDER ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT SUB-AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND EXPIRATION. Based upon its review, the Board, including all of the Independent Trustees, determined that the approval of the New Sub-Agreements was in the best interests of the applicable Sub-Advised Portfolios and their respective Shareholders.

THE CURRENT SUB-AGREEMENTS

    Each Current Sub-Advisory Agreement requires that, subject to the supervision of the Investment Manager and the Trustees, the Sub-Adviser provide the Sub-Advised Portfolios with investment advisory services including, among other things: (i) obtaining and evaluating such information and advice relating to the economy, securities markets and securities as the Sub-Adviser deems necessary to discharge its duties under the respective Current Sub-Advisory Agreement; (ii) making determinations as to which securities each Sub-Advised Portfolio should purchase or sell or otherwise dispose of (including the timing of those decisions); and (iii) placing purchase and sale orders on behalf of the Sub-Advised Portfolios, as the Sub-Adviser deems necessary or appropriate.

    Each Current Secondary Agreement requires that, subject to the supervision of TCW, the Secondary Sub-Advisers provide investment advisory services for the Emerging Markets Portfolio. Such investment advisory services include, among other things: (i) obtaining and evaluating such information and advice relating to the economy, securities markets and securities as the Secondary Sub-Advisers deem necessary to discharge their respective duties under the Current Secondary Agreements; making determinations as to which securities the Emerging Markets Portfolio should purchase or sell or otherwise dispose of (including the timing of those decisions); and (iii) placing purchase and sale orders on behalf of the Emerging Markets Portfolio as the Secondary Sub-Advisers deem necessary or appropriate.

    The Current Sub-Agreements provide that the Sub-Adviser, in the case of the Current Sub-Advisory Agreements, and each of the Secondary Sub-Advisers, in the case of the Current Secondary Agreements, shall, at their own expense, maintain such staff and employ or retain such personnel and consult with such other persons as they shall, from time to time, determine to be necessary or useful to the performance of their respective obligations under the Current Sub-Agreements. They also bear other costs of rendering the investment advisory services performed by them pursuant to the respective Current Sub-Agreements, including such clerical help and bookkeeping services as they may require.

    In return for the services it renders under the Current Sub-Advisory Agreements, the Sub-Adviser is paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the Current Agreement respecting each of the Sub-Advised Portfolios. (See Proposal 1 for more information regarding the fees payable under the Current Agreement.) Any subsequent change in the Current Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser. During the Fund's last fiscal year, the Investment Manager accrued to the Sub-Adviser compensation under each Current Sub-Advisory Agreement of
$         , $         , $         and $         with respect to the North
American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio, respectively.

    In return for the services they render under each of the Current Secondary Agreements, TCW pays each Secondary Sub-Adviser the full compensation it receives under the Current Sub-Advisory Agreement respecting the Emerging Markets Portfolio. Such compensation is allocated to each Secondary Sub-Adviser based on the percent of net assets of the Emerging Markets Portfolio for which the Secondary Sub-Adviser advises. During the last fiscal year, TCW accrued
compensation to TCW Asia and TCW London of $     and $     , respectively.

    The Current Sub-Agreements were initially approved by the Board (including a majority of the Independent Trustees) on August 25, 1994, and by Hartford Life Insurance Company as the then sole shareholder on August 31, 1994.

    Each of the Current Sub-Agreements provides that, after its initial period of effectiveness, it may be continued in effect from year to year, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the applicable Portfolio or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Prior to the Board's February 21, 1997 meeting, such approval occurred at a meeting of the Board held on April 17, 1996.

    The Current Sub-Advisory Agreements also provide that they may be terminated at any time by the Sub-Adviser, the Investment Manager, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of each Sub-Advised Portfolio (as defined below), in each instance without the payment of any penalty, on thirty days' notice. The Current Secondary Agreements also provide that they may be terminated at any time by the relevant Secondary Sub-Adviser, the Sub-Adviser, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities (as defined below) of the Emerging Markets Portfolio, in each instance without the payment of penalty, on thirty days' notice. Each of the Current Sub-Agreements also terminates in the event of the termination of the Current Agreement (as discussed above) or in the event of its assignment.

REQUIRED VOTE

    The New Sub-Agreements cannot be implemented as to a Sub-Advised Portfolio unless approved at the Meeting by a majority of the outstanding voting securities of the applicable Sub-Advised Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the applicable Sub-Advised Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the applicable Sub-Advised Portfolio, whichever is less.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH SUB-ADVISED PORTFOLIO VOTE FOR APPROVAL OF THE NEW SUB-AGREEMENTS APPLICABLE TO THAT PORTFOLIO.

TCW AND THE SECONDARY SUB-ADVISERS

    TCW, a California corporation, and the Secondary Sub-Advisers are a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of February 28, 1997, TCW and its affiliates had approximately $53 billion under management or committed to management. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The address of TCW Asia is One Pacific Place, 88 Queensway, Hong Kong. The address of TCW London is Birkett House, 27 Albemarle Street, London, United Kingdom W1X 4LP.

    The Principal Executive Officer and Directors of TCW, and their principal occupations, are:

    Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. Mr. Albe is an Executive Vice President of The TCW Group.

    The business address of the foregoing Directors and Executive Officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

    The Principal Executive Officer and Directors of TCW Asia, and their principal occupations, are: Marc I. Stern, Chairman; Terence F. Mahony, Vice Chairman; Shaun C.K. Chan, President; Alvin R. Albe, Jr.; and Michael E. Cahill. Mr. Stern is President of The TCW Group; Mr. Albe is an Executive Vice President of The TCW Group; and Mr. Cahill is General Counsel of The TCW Group.

    The business address of the foregoing individuals is One Pacific Place, 88 Queensway, Hong Kong (Messrs. Chan and Mahony) and 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 (Messrs. Albe, Cahill and Stern).

    The Principal Executive Officer and Directors of TCW London, and their principal occupations, are: Marc I. Stern, Chairman; Javier Baz, President; Alvin R. Albe, Jr., Michael E. Cahill; Damon P. de Laszlo; and Ernest E. Ellison. Mr. Stern is President of The TCW Group; Mr. Albe is an Executive Vice President of The TCW Group; Mr. Cahill is General Counsel of The TCW Group; Mr. Ellison is Vice Chairman of The TCW Group; Mr. Baz is a Managing Director of Trust Company of the West and TCW Asset Management Company; and Mr. de Laszlo is Chairman of Harwin PLC (London).

    The business address of the foregoing individuals is Birkett House, 27 Albemarle Street, London, United Kingdom W1X 4LP (Mr. de Laszlo) and 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 (Messrs. Albe, Baz, Cahill, Ellison and Stern).

    Appendix F to this Proxy Statement lists the investment companies for which TCW, TCW Asia and TCW London provide investment advisory or sub-advisory services and which have similar investment objectives to those of one or more of the Portfolios, and sets forth the fees payable to TCW, TCW Asia and/or TCW London by such investment companies, including the Portfolios, and their net assets as of March 12, 1997.

                            (3) ELECTION OF TRUSTEES

    The number of Trustees has been fixed by the Board at ten. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. [In addition, the Board has nominated for election
as Trustees at the Meeting         and         for the first time.]

    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are
Independent Trustees. [Messrs.         and         ], who have been nominated
for election at the Meeting, if elected, also will be Independent Trustees. The other two current Trustees, Charles A. Fiumefreddo and Phillip J. Purcell, are "interested persons" (as such term is defined in the 1940 Act) of the Fund and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Board currently serving were previously elected by Hartford Life Insurance Company as the then sole shareholder on August 31, 1994.

    The following information regarding each of the nominees for election as Trustee, and each of the other members of the Board, includes principal occupations and employment for at least the last five years, age, positions with the Funds, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds"). As of the record date for the Meeting, no Trustee was a Contract Owner under the Accounts.

    The nominees for Trustee to be elected at the Meeting are:

    MICHAEL BOZIC, Trustee since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

    CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

(April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp; member of the board of various civic and charitable organizations.

    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

    MICHAEL E. NUGENT, Trustee since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Fund Company and BT Capital Corporation (1984-1988); Director of various business organizations.

    PHILIP J. PURCELL, Trustee since April 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).

    INSERT NEW PERSON

    INSERT NEW PERSON

    The other executive officers of the Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Peter M. Avelar, Vice President; Kirk Balzer, Vice President; Mark Bavoso, Vice President; Patricia A. Cuddy, Vice President; Edward F. Gaylor, Vice President; Rajesh K. Gupta, Vice President; Kenton J. Hinchliffe, Vice President; Anita H. Kolleeny, Vice President; Paula La Costa, Vice President; Jonathan R. Page, Vice President; Vinh Q. Tran, Vice President; Paul D. Vance, Vice President; Jayne Stevlingson, Vice President; Ronald J.

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

Worobel, Vice President; Philip A. Barach, Vice President; James M. Goldberg, Vice President; Jeffrey E. Gundlach, Vice President; Robert M. Hanisee, Vice President; Frederick H. Horton, Vice President; Terence F. Mahony, Vice President; Michael P. Reilly, Vice President; James A. Tilton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Kevin Hurley is a Vice President of the Fund and Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April 1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Avelar is 38 years old and is currently Senior Vice President of InterCapital. Mr. Balzer is 33 years old and is currently Vice President of InterCapital (since April 1996). He was previously a portfolio manager with Chancellor Capital Management (July 1994-March 1996) and GT Capital Management (June 1992-July 1994) and prior thereto was a graduate student at the University of Chicago. Mr. Bavoso is 36 years old and is currently Senior Vice President of InterCapital (since June
1993). He was previously Vice President of InterCapital. Ms. Cuddy is 42 years old and is currently Vice President of InterCapital (since June 1994). She was previously Senior Vice President of Dreyfus Corporation. Mr. Gaylor is 55 years old and is currently Senior Vice President of InterCapital. Mr. Hinchliffe is 52 years old and is currently Senior Vice President of InterCapital. Ms. Kolleeny is 41 years old and is currently Senior Vice President of InterCapital. Ms. La Costa is 45 years old and is currently Vice President of InterCapital. Mr. Page is 50 years old and is currently Senior Vice President of InterCapital. Mr. Tran is 50 years old and is currently Vice President of InterCapital. Mr. Vance is 61 years old and is currently Senior Vice President of InterCapital. Ms. Stevlingson is 37 years old and is currently Vice President of InterCapital (since October 1992). She was previously Assistant Vice President of Bankers Trust New York Corp. Mr. Worobel is 54 years old and is currently Senior Vice President of InterCapital. He was previously Vice President of InterCapital (June 1992-June 1993) and prior thereto was Managing Director at MacKay-Shields Financial Corp. (February 1989-June 1992). Mr. Barach is 44 years old and is currently Group Managing Director of TCW and Managing Director, Mortgage-Backed Securities of Trust Company of the West and TCW Asset Management Company. Mr. Goldberg is 51 years old and is currently Managing Director of TCW and Managing Director and Chairman of the Fixed Income Policy Committee of Trust Company of the West and TCW Asset Management Company. Mr. Gundlach is 37 years old and is currently Group Managing Director of TCW and Managing Director, Mortgage-Backed Securities of Trust Company of the West and TCW Asset Management Company. Mr. Haniseee is 58 years old and is currently Managing Director of TCW and Managing Director, Co-Director of Research and Chairman of the Equity Policy Committee of Trust Company of the West and TCW Asset Management Company. Mr. Horton is 38 years old and is currently Managing Director of TCW (since October 1993). He was previously Senior Portfolio Manager for Dewey Square Investors (June 1991-September 1993). Mr. Mahony is 54 years old and is currently Managing Director of TCW (since April 1996). He was previously Chief Investment Officer for Global Emerging Markets at HSBC Asset Management (September 1993-April 1996) and prior thereto a Director of Baring Asset

Management. Mr. Reilly is 33 years old and is currently Managing Director of TCW. He has been associated with TCW since June 1992 and was previously Vice President of Security Pacific Bank. Mr. Tilton is 56 years old and is currently Managing Director of TCW and Managing Director and member of the Equity Policy Committee of Trust Company of the West and TCW Asset Management Company. Mr. Caloia is 50 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Hurley is 52 years old and is currently Senior Vice President of InterCapital (since February 1995). He was previously a private investor (January 1994-February 1995) and prior thereto was Managing Director of Ark Asset Management Co., Inc. for five years. Other than Messrs. Scanlan, Giambrone, McAlinden, Hermann, Knox, Worobel, Hurley, Horton, Mahony and Reilly and Mses. Cuddy and Stevlingson, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) or TCW or its affiliates for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets
of approximately $    billion and more than six million shareholders.

    Six Trustees and the two new nominees (80% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after consummation of the Merger, at least 75% of the members of the Board of Trustees of the Fund will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have any nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    For the fiscal year ended December 31, 1996, the Board of Trustees of the Fund held seven meetings, and the Audit Committee, the Committee of the Independent Trustees and the Audit Committee held three, ten and three meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, none of the Trustees of the Fund was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than 1 percent of each Portfolio's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1996.

                               FUND COMPENSATION

                                                                                         AGGREGATE
                                                                                       COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                            FROM THE FUND
-------------------------------------------------------------------------------------  -------------
Michael Bozic........................................................................    $   1,800
Edwin J. Garn........................................................................        1,850
John R. Haire........................................................................        3,950
Dr. Manuel H. Johnson................................................................        1,800
Michael E. Nugent....................................................................        1,800
John L. Schroeder....................................................................        1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1996, and the estimated retirement

------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent to the Regular Benefit.

benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                                                  ESTIMATED
                                                                                                  RETIREMENT        ANNUAL
                                                              ESTIMATED                            BENEFITS        BENEFITS
                                                           CREDITED YEARS        ESTIMATED        ACCRUED AS         UPON
                                                            OF SERVICE AT      PERCENTAGE OF       EXPENSES       RETIREMENT
                                                             RETIREMENT           ELIGIBLE          BY ALL         FROM ALL
NAME OF INDEPENDENT TRUSTEE                                 (MAXIMUM 10)        COMPENSATION    ADOPTING FUNDS  ADOPTING FUNDS
-------------------------------------------------------  -------------------  ----------------  --------------  --------------
Michael Bozic..........................................              10              50.0%        $   20,147      $   51,325
Edwin J. Garn..........................................              10              50.0             27,772          51,325
John R. Haire..........................................              10              50.0             46,952         129,550
Dr. Manuel H. Johnson..................................              10              50.0             10,926          51,325
Michael E. Nugent......................................              10              50.0             19,217          51,325
John L. Schroeder......................................               8              41.7             38,700          42,771

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

    The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees. The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

     (4) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as the Fund's independent accountants for the fiscal year ending December 31, 1997. The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the Fund or, if applicable, one or more Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's or, if applicable, the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Manager, DWSC, Distributors and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Board of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT made as of the [    ] day of [            ], 1997, by and between
Dean Witter Select Dimensions Investment Series, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    WHEREAS, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund is authorized to issue shares of beneficial interest in separate portfolios (the "Portfolios") with each Portfolio representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, The Fund currently offers shares in thirteen Portfolios, such Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Portfolios;" and

    WHEREAS, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

     1. The Fund hereby retains the Investment Manager to act as investment manager of the Portfolios and, subject to the supervision of the Trustees, to supervise the investment activities of the Portfolios as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager: shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; with respect to the Portfolios other than such Portfolios in respect of which a Sub-Advisory Agreement is in effect in accordance with paragraph 2 hereof, shall continuously manage the assets of the Portfolios in a manner consistent with the investment objectives and policies of the Portfolios and shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; with respect to the Portfolios in respect of which a Sub-Advisory Agreement is in effect in accordance with paragraph 2 hereof, shall supervise the management of the assets of the Portfolio in a manner consistent with the investment objectives and policies of the Portfolio and subject to such other limitations and directions as the Trustees of the Fund may from time to time prescribe; and shall take such further action, including the placing of purchase and sale orders on behalf of the Portfolios other than the Portfolios in respect of which a Sub-Advisory Agreement is in effect in accordance with paragraph 2 hereof, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

    In the event the Fund establishes another Portfolio other than the current Portfolios with respect to which it desires to retain the Investment Manager to render investment advisory services hereunder, it shall notify the Investment Manager in writing. If the Investment Manager is willing to render such services, it shall notify the Fund in writing, whereupon such other Portfolio shall become a Portfolio hereunder.

     2. The Investment Manager may, at its own expense, from time to time and in its discretion, enter into a Sub-Advisory Agreement or Sub-Advisory Agreements in respect of any of the Portfolios with a Sub-Adviser or Sub-Advisers to make determinations as to the securities and commodities to be purchased, sold or otherwise disposed of by the Portfolio and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Portfolio, as the Sub-Adviser, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Adviser with the investment policies and restrictions of the Portfolio and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe. Upon the termination of any such Sub-Advisory Agreement, the Investment Manager may assume all of the duties that were the responsibility of the Sub-Adviser under the Sub-Advisory Agreement.

     3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

     4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

     5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the various Portfolios of the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the daily net assets of the respective Portfolios determined as of the close of each business day: (a) the Money Market Portfolio -- 0.50%; (b) the North American Government Securities Portfolio -- 0.65%; (c) the Diversified Income Portfolio -- 0.40%; (d) the Balanced Portfolio -- 0.75%;
(e) the Utilities Portfolio -- 0.65%; (f) the Dividend Growth Portfolio -- 0.625%; (g) the Value-Added Market Portfolio -- 0.50%; (h) the Core Equity Portfolio -- 0.85%; (i) the American Value Portfolio -- 0.625%; (j) the Mid-Cap Growth Portfolio -- 0.75%; (k) the Global Equity Portfolio -- 1.0%; (l) the Developing Growth Portfolio -- 0.50%; and (m) the Emerging Markets Portfolio -- 1.25%. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the net assets of the respective Portfolios each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event that the operating expenses of any of the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio or the Emerging Markets Portfolio, including amounts payable to the Investment Manager pursuant to paragraph 7 hereof, for any year ending on a date on which this Agreement is in effect exceed 2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million (the "expense limitation" of these Portfolios), the Investment Manager shall reduce its management fee in respect of such Portfolio to the extent of such excess and will reimburse such Portfolio for annual operating expenses in excess of the expense limitation, up to the amount of the management fee for that Portfolio which otherwise would be payable for that year; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by such

Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to such Portfolio as at the end of the last business day of the month.

     9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Portfolio provided such continuance with respect to a Portfolio is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of such Portfolio or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested parties" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or, with respect to a Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund, unless such approval shall be required by any other applicable law or otherwise.

    12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    14. The Investment Manager and the Fund each agree that the name "Dean Witter," which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Morgan Stanley, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter," or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    15. The Declaration of Trust establishing Dean Witter Select Dimensions Investment Series, dated June 2, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter Select Dimensions Investment Series refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter Select Dimensions Investment Series shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter Select Dimensions Investment Series, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER SELECT DIMENSIONS
                                          INVESTMENT SERIES

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          DEAN WITTER INTERCAPITAL INC.

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                                                      APPENDIX B

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Money Market Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fees rate(s) applicable to such investment company.

                                                                                    NET ASSETS         CURRENT INVESTMENT
                                                                                  AS OF 03/12/97     MANAGEMENT FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  ACTIVE ASSETS CALIFORNIA TAX-FREE TRUST..............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       2.  ACTIVE ASSETS GOVERNMENT SECURITIES TRUST............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       3.  ACTIVE ASSETS MONEY TRUST............................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       4.  ACTIVE ASSETS TAX-FREE TRUST.........................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       5.  DEAN WITTER CALIFORNIA TAX-FREE DAILY INCOME TRUST...................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       6.  DEAN WITTER LIQUID ASSET FUND INC. ..................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.248% on assets over $17.5
                                                                                                  billion
       7.  DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST....................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       8.  DEAN WITTER TAX-FREE DAILY INCOME TRUST..............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
       9.  DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST.......................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.25%
                                                                                                  on assets over $3 billion
      10.  DEAN WITTER RETIREMENT SERIES:
           (A) LIQUID ASSET SERIES..............................................   $              0.50%(1)
           (B) U.S. GOVERNMENT MONEY MARKET SERIES..............................   $              0.50%(1)
      11.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO...........................................   $              0.50%
      12.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) MONEY MARKET PORTFOLIO...........................................   $              0.50%

------------------------------
 * Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the North American Government Securities Portfolio and the Diversified Income Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.

                                                                                    NET ASSETS         CURRENT INVESTMENT
                                                                                  AS OF 03/12/97     MANAGEMENT FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER HIGH YIELD SECURITIES INC.*..............................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $3 billion
       2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*........................   $              0.50% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $12.5 billion
       3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*............................   $              0.60% on assets up to $750
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $3
                                                                                                  billion
       4.  DEAN WITTER FEDERAL SECURITIES TRUST*................................   $              0.55% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to 0.35%
                                                                                                  on assets over $12.5 billion
       5.  INTERCAPITAL INCOME SECURITIES INC.**................................   $              0.50%
       6.  HIGH INCOME ADVANTAGE TRUST**........................................   $              0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       7.  HIGH INCOME ADVANTAGE TRUST II**.....................................   $              0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       8.  HIGH INCOME ADVANTAGE TRUST III**....................................   $              0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*..........................   $              0.60% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      10.  DEAN WITTER WORLD WIDE INCOME TRUST*.................................   $              0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      11.  DEAN WITTER GOVERNMENT INCOME TRUST**................................   $              0.60%
      12.  DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*......................   $              0.55% on assets up to $500
                                                                                                  million and 0.50% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER PREMIER INCOME TRUST*....................................   $              0.50% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      14.  DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*..........................   $              0.35%
      15.  DEAN WITTER DIVERSIFIED INCOME TRUST*................................   $              0.40%
      16.  DEAN WITTER SHORT-TERM BOND FUND*....................................   $              0.70%(1)

                                                                                    NET ASSETS         CURRENT INVESTMENT
                                                                                  AS OF 03/12/97     MANAGEMENT FEE RATE(S)
                                                                                  --------------  -----------------------------
      17.  DEAN WITTER HIGH INCOME SECURITIES*..................................   $              0.50% on assets up to $500
                                                                                                  million and 0.425% on assets
                                                                                                  over $500 million.
      18.  PRIME INCOME TRUST**.................................................   $              0.90% on assets up to $500
                                                                                                  million and 0.85% on assets
                                                                                                  over $500 million
      19.  DEAN WITTER BALANCED INCOME FUND*....................................   $              0.60%

      20.  DEAN WITTER RETIREMENT SERIES:*
           (a) U.S. GOVERNMENT SECURITIES SERIES................................   $              0.65% (2)
           (b) INTERMEDIATE INCOME SECURITIES SERIES............................   $              0.65% (2)

      21.  DEAN WITTER VARIABLE INVESTMENT SERIES:***
           (a) QUALITY INCOME PLUS PORTFOLIO....................................   $              0.50% on assets up to $500
                                                                                                  million and 0.45% on assets
                                                                                                  over $500 million
           (b) HIGH YIELD PORTFOLIO.............................................   $              0.50%

      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
           (a) DIVERSIFIED INCOME PORTFOLIO.....................................   $              0.40%
           (b) NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO...................   $              0.65% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      23.  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST*...................   $              0.35%(3)

------------------------------
  * Open-end investment company.

 ** Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.

(3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 31, 1997, whichever occurs first.

    InterCapital serves as investment manager to the Fund and the other investment companies listed below which have similar investment objectives to those of the Balanced Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Core Equity Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio and the Emerging Markets Portfolio of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.

                                                                                  NET ASSETS AS
                                                                                        OF        CURRENT INVESTMENT MANAGEMENT
                                                                                     03/12/97              FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER AMERICAN VALUE FUND......................................   $              0.625% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $2.5
                                                                                                  billion
       2.  DEAN WITTER BALANCED GROWTH FUND.....................................   $              0.60%
       3.  DEAN WITTER CAPITAL APPRECIATION FUND................................   $              0.75%
       4.  DEAN WITTER CAPITAL GROWTH SECURITIES................................   $              0.65% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
       5.  DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST.......................   $              0.50% on assets up to $500
                                                                                                  million and 0.475% on assets
                                                                                                  over $500 million
       6.  DEAN WITTER DIVIDEND GROWTH SECURITIES INC...........................   $              0.625% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $10 billion
       7.  DEAN WITTER EUROPEAN GROWTH FUND INC.................................   $              1.00% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
       8.  DEAN WITTER FINANCIAL SERVICES TRUST.................................   $              0.75%
       9.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND.............................   $              1.00% (of which 60% is paid
                                                                                                  to two Sub-Advisers)
      10.  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES........................   $              0.75% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.675% on assets over $2.5
                                                                                                  billion
      11.  DEAN WITTER GLOBAL UTILITIES FUND....................................   $              0.65%
      12.  DEAN WITTER HEALTH SCIENCES TRUST....................................   $              1.00% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER INCOME BUILDER FUND......................................   $              0.75%
      14.  DEAN WITTER INFORMATION FUND.........................................   $              0.75%
      15.  DEAN WITTER INTERNATIONAL SMALLCAP FUND..............................   $              1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      16.  DEAN WITTER JAPAN FUND...............................................   $              1.0% (of which 40% is paid to
                                                                                                  a Sub-Advisor)
      17.  DEAN WITTER MARKET LEADER TRUST......................................   $    100,000   0.75% (1)
      18.  DEAN WITTER MID-CAP GROWTH FUND......................................   $              0.75%

                                                                                  NET ASSETS AS
                                                                                        OF        CURRENT INVESTMENT MANAGEMENT
                                                                                     03/12/97              FEE RATE(S)
                                                                                  --------------  -----------------------------
      19.  DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC..............   $              0.625% on assets up to $250
                                                                                                  million and 0.50% on assets
                                                                                                  over $250 million
      20.  DEAN WITTER PACIFIC GROWTH FUND INC..................................   $              1.00% on assets up to $1
                                                                                                  billion and 0.95% on assets
                                                                                                  over $1 billion (of which 40%
                                                                                                  is paid to a Sub-Adviser)
      21.  DEAN WITTER PRECIOUS METALS AND MINERALS TRUST.......................   $              0.80%
      22.  DEAN WITTER SPECIAL VALUE FUND.......................................   $              0.75%
      23.  DEAN WITTER STRATEGIST FUND..........................................   $              0.60% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
      24.  DEAN WITTER UTILITIES FUND...........................................   $              0.65% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $5
                                                                                                  billion
      25.  DEAN WITTER VALUE-ADDED MARKET SERIES................................   $              0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $1
                                                                                                  billion
      26.  DEAN WITTER WORLD WIDE INVESTMENT TRUST..............................   $              1.0% on assets up to $500
                                                                                                  million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
      27.  DEAN WITTER RETIREMENT SERIES:
           (A) AMERICAN VALUE SERIES............................................   $              0.85% (2)
           (B) CAPITAL GROWTH SERIES............................................   $              0.85% (2)
           (C) DIVIDEND GROWTH SERIES...........................................   $              0.75% (2)
           (D) GLOBAL EQUITY SERIES.............................................   $              1.00% (2)
           (E) STRATEGIST SERIES................................................   $              0.85% (2)
           (F) UTILITIES SERIES.................................................   $              0.75% (2)
           (G) VALUE-ADDED MARKET SERIES........................................   $              0.50% (2)

      28.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) AMERICAN VALUE PORTFOLIO.........................................   $              0.625%
           (B) BALANCED PORTFOLIO...............................................   $              0.75% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (C) CORE EQUITY PORTFOLIO............................................   $              0.85% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (D) DEVELOPING GROWTH PORTFOLIO......................................   $              0.50%
           (E) DIVIDEND GROWTH PORTFOLIO........................................   $              0.625%
           (F) EMERGING MARKETS PORTFOLIO.......................................   $              1.25% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (G) GLOBAL EQUITY PORTFOLIO..........................................   $              1.00%
           (H) MID-CAP GROWTH PORTFOLIO.........................................   $              0.75% (3)
           (I) UTILITIES PORTFOLIO..............................................   $              0.65%
           (J) VALUE-ADDED MARKET PORTFOLIO.....................................   $              0.50%

      29.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) CAPITAL APPRECIATION PORTFOLIO...................................   $              0.75% (4)
           (B) CAPITAL GROWTH PORTFOLIO.........................................   $              0.65%
           (C) DIVIDEND GROWTH PORTFOLIO........................................   $              0.625% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1
                                                                                                  billion

                                                                                  NET ASSETS AS
                                                                                        OF        CURRENT INVESTMENT MANAGEMENT
                                                                                     03/12/97              FEE RATE(S)
                                                                                  --------------  -----------------------------
           (D) EQUITY PORTFOLIO.................................................   $              0.50% on assets up to $1
                                                                                                  billion and 0.475% on assets
                                                                                                  over $1 billion
           (E) EUROPEAN GROWTH PORTFOLIO........................................   $              1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (F) GLOBAL DIVIDEND GROWTH PORTFOLIO.................................   $              0.75%
           (G) INCOME BUILDER PORTFOLIO.........................................   $              0.75% (4)
           (H) STRATEGIST PORTFOLIO.............................................   $              0.50%
           (I) PACIFIC GROWTH PORTFOLIO.........................................   $              1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (J) UTILITIES PORTFOLIO..............................................   $              0.65% on assets up to $500
                                                                                                  million and 0.55% on assets
                                                                                                  over $500 million

------------------------------

* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses of Dean Witter Market Leader Trust (except for any 12b-1 fees and brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until six months from that company's commencement of operations. Dean Witter Market Leader Trust is expected to commence operations on or about April 28, 1997.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the daily net assets of the pertinent Series.

(3) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Mid-Cap Growth Portfolio of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for that Portfolio in its investment management agreement with the company.

(4) InterCapital has undertaken, until the earlier of July 21, 1997 or the attainment by the respective Portfolio of $50 million of net assets, to assume all operating expenses (except for any brokerage fees) of the Income Builder Portfolio and the Capital Appreciation Portfolio of Dean Witter Variable Investment Series and to waive the compensation provided for each of these Portfolios in its investment management agreement with that company.

                                                                      APPENDIX C

                       FORM OF NEW SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the [    ] day of [         ], 1997, by and between
Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and TCW Funds Management, Inc., a California corporation (hereinafter called the "Sub-Adviser").

    WHEREAS, Dean Witter Select Dimensions Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the thirteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

    WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for each of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio in the manner and on the terms and conditions hereinafter set forth (these Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

    WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities and commodities to be purchased or otherwise acquired, or sold or otherwise disposed of, by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.

    In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Adviser may, at its own expense, from time to time and in its discretion, enter into a Secondary Sub-Advisory Agreement or Secondary Sub-Advisory Agreements in respect of any of the Sub-Advisory Portfolios with a Secondary Sub-Adviser or Secondary Sub-Advisers to assist it in making determinations as to the securities and commodities to be purchased or otherwise acquired, or sold or otherwise disposed of, by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as the Secondary Sub-Adviser, in consultation with the Sub-Adviser, shall deem necessary or appropriate; provided that the Sub-Adviser shall be responsible for monitoring compliance by such Secondary Sub-Adviser with the investment policies and restrictions of the Sub-Advisory Portfolio and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe. Upon the termination of any such Secondary Sub-Advisory Agreement, the Sub-Adviser may assume all of the duties that were the responsibility of the Secondary Sub-Adviser under the Secondary Sub-Advisory Agreement.

     3. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     4. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     5. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

     6. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory

Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of each of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio and the Emerging Markets Portfolio. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fees payable to the Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fees under the Investment Management Agreement, the Sub-Adviser's fees payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fees payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fees payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 8 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

     8. In the event the operating expenses of any of the North American Government Securities Portfolio, the Balanced Portfolio, the Core Equity Portfolio or the Emerging Markets Portfolio, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement in respect of any of these Sub-Advisory Portfolios, for any fiscal year ending on a date on which this Agreement is in effect, exceed 2.5% of the average daily net assets of the Sub-Advisory Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of the Sub-Advisory Portfolio in excess of $100 million (the "expense limitation"), the Sub-Adviser shall reduce its advisory fee to the extent of 40% of such excess and will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of the expense limitation, up to the amount of the Sub-Adviser's fee which would otherwise be payable under this Agreement for that year, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess, up to the amount of its management fee in respect of the Sub-Advisory Portfolio which otherwise would be payable for that year, in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Sub-Advisory Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Sub-Advisory Portfolio as at the end of the last business day of the month.

     9. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

    10. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

    11. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Adviser; and (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    12. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

    13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          TCW FUNDS MANAGEMENT, INC.

                                          By

                                          --------------------------------------

                                          By

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

Accepted and agreed to as of
the day and year first above written:
DEAN WITTER SELECT DIMENSIONS
INVESTMENT SERIES

By
--------------------------------------

Attest:
--------------------------------------

                                                                      APPENDIX D

                  FORM OF NEW SECONDARY SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the [    ] day of [         ], 1997, by and between TCW
Funds Management, Inc., a California corporation ("FMI"), and TCW Asia Limited, a Hong Kong corporation ("TCW Asia").

    WHEREAS, FMI has entered into a Sub-Advisory Agreement with Dean Witter InterCapital Inc. ("InterCapital") to provide investment advisory services for the Emerging Markets Portfolio and any subsequently established Portfolio ("Portfolio(s)") of Dean Witter Select Dimensions Investment Series (the "Fund");

    WHEREAS, TCW Asia is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

    WHEREAS, FMI desires to retain the services of TCW Asia to render investment advisory services for the Portfolio in the manner and on the terms and conditions hereinafter set forth;

    WHEREAS, TCW Asia desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

    NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW Asia, TCW Asia agrees to provide the Portfolio with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities and shall manage the assets of the Portfolio in a manner consistent with the investment objective and policies of such Portfolio and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Portfolio and the timing of such purchases, acquisitions, sales or dispositions. TCW Asia agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW Asia agree to make their offices and employees available to the other from time to time at reasonable times to review investment policies of the Portfolio and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW Asia with respect to any specific or minimum percentage of the assets of the Portfolio.

    In the event the Fund establishes another portfolio other than the current Portfolio with respect to which FMI desires to retain TCW Asia to render investment advisory services hereunder, FMI shall notify TCW Asia in writing. If TCW Asia is willing to render such services, it shall notify FMI in writing, whereupon such other portfolio shall be deemed a Portfolio hereunder.

     2. TCW Asia shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW Asia shall be deemed to include persons employed or otherwise retained by TCW Asia to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW Asia shall maintain whatever records as may be required to be maintained by it under the

Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW Asia shall provide all account statements and performance or financial records as required by United States securities laws. TCW Asia acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

     3. FMI will, from time to time, furnish or otherwise make available to TCW Asia such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Portfolios as TCW Asia may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW Asia shall be in writing and sent to TCW Asia's principal office and shall take effect upon actual receipt by TCW Asia.

     4. For the services to be rendered, FMI, at its own expense, shall pay TCW Asia monthly compensation, determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which TCW Asia renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which TCW Asia provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

    In the event that the aggregate compensation received by FMI from the Fund for any month is less than that specified above, the compensation payable by FMI to TCW Asia shall be equal to that received by FMI. The compensation of TCW Asia is a responsibility of FMI and not a responsibility of the Fund.

     5. TCW Asia will use its best efforts in the performance of investment activities on behalf of the Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW Asia shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW Asia or for any losses sustained by the Portfolios or their investors.

     6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW Asia and in any person controlled by or under common control or affiliated with TCW Asia and that TCW Asia and any person controlled by or under common control or affiliated with TCW Asia may have an interest in the Fund. It is also understood that TCW Asia and any affiliated persons thereof or any persons controlled by or under common control with TCW Asia have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW Asia or any affiliated person thereof from so acting or engaging in any other business.

     7. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Portfolio provided such continuance with respect to a Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW Asia, either by majority vote of the Trustees of the

Fund or, with respect to a Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Sub-Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW Asia and the Fund; and (e) TCW Asia may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

     8. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, InterCapital, FMI nor TCW Asia shall be liable for failing to do so.

     9. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    10. The effective date of this Agreement shall be the day and year first written above.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

                                          TCW FUNDS MANAGEMENT, INC.

                                          By:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          TCW ASIA LIMITED

                                          By:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                                                      APPENDIX E

                  FORM OF NEW SECONDARY SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the [    ] day of [         ], 1997, by and between TCW
Funds Management, Inc., a California corporation ("FMI"), and TCW London International, Limited, a California corporation ("TCW London").

    WHEREAS, FMI has entered into a Sub-Advisory Agreement with Dean Witter InterCapital Inc. ("InterCapital") to provide investment advisory services for the Emerging Markets Portfolio and any subsequently established Portfolio ("Portfolio(s)") of Dean Witter Select Dimensions Investment Series (the "Fund");

    WHEREAS, TCW London is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser;

    WHEREAS, TCW London is a member of the Investment Management Regulatory Organization Limited ("IMRO") and as such is regulated by IMRO in the conduct of its investment business and nothing in this Agreement shall exclude any liability of TCW London to the Fund under the Financial Services Act of 1986 or the IMRO Rules;

    WHEREAS, FMI desires to retain the services of TCW London to render investment advisory services for the Portfolio in the manner and on the terms and conditions hereinafter set forth;

    WHEREAS, TCW London desires to be retained by FMI to provide such investment advisory services on said terms and conditions;

    NOW, THEREFORE; in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Subject to the supervision of FMI, and in accordance with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objective, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by FMI in writing to TCW London, TCW London agrees to provide the Portfolio with investment advisory services including, but not limited to, obtaining and evaluating such information and advice relating to the economy, securities and commodities markets and securities and commodities and shall manage the assets of the Portfolio in a manner consistent with the investment objective and policies of such Portfolio and shall determine the securities and commodities to be purchased, acquired, sold or otherwise disposed of by the Portfolio and the timing of such purchases, acquisitions, sales or dispositions. TCW London agrees to furnish to or place at the disposal of FMI the information, evaluations, analyses and opinions formulated or obtained by it in performing its advisory services under this Agreement. FMI and TCW London agree to make their offices and employees available to the other from time to time at reasonable times to review investment policies of the Portfolio and to consult with each other. Nothing in this Agreement shall require FMI to utilize the services of TCW London with respect to any specific or minimum percentage of the assets of the Portfolio.

    In the event the Fund establishes another portfolio other than the current Portfolio with respect to which FMI desires to retain TCW London to render investment advisory services hereunder, FMI shall notify TCW London in writing. If TCW London is willing to render such services, it shall notify FMI in writing, whereupon such other portfolio shall be deemed a Portfolio hereunder.

     2. TCW London shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of TCW London shall be deemed to include persons employed or otherwise retained by TCW London to furnish statistical and other factual data, advice regarding economic factors and trends, information, advice and assistance as FMI may desire. TCW London shall maintain whatever records as may be required to be maintained by it under the Investment Company Act of 1940, as amended (the "Act"), or the Investment Advisers Act of 1940. All such records so maintained shall be made available to FMI and the Fund, upon the request of FMI or the Fund. TCW London shall provide all account statements and performance or financial records as required by United States securities laws. TCW London acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

     3. FMI will, from time to time, furnish or otherwise make available to TCW London such financial reports, proxy statements and other information provided it by the Fund, including investment policies and restrictions from time to time prescribed by the Trustees of the Fund, relating to the business and affairs of the Portfolios as TCW London may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations. All instructions given by FMI to TCW London shall be in writing and sent to TCW London's principal office and shall take effect upon actual receipt by TCW London.

     4. For the services to be rendered, FMI, at its own expense, shall pay TCW London monthly compensation, determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which TCW London renders sub-advisory services. For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which TCW London provides sub-advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

    In the event that the aggregate compensation received by FMI from the Fund for any month is less than that specified above, the compensation payable by FMI to TCW London shall be equal to that received by FMI. The compensation of TCW London is a responsibility of FMI and not a responsibility of the Fund.

     5. TCW London will use its best efforts in the performance of investment activities on behalf of the Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, TCW London shall not be liable to InterCapital, FMI or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by TCW London or for any losses sustained by the Portfolios or their investors.

     6. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, TCW London and in any person controlled by or under common control or affiliated with TCW London and that TCW London and any person controlled by or under common control or affiliated with TCW London may have an interest in the Fund. It is also understood that TCW London and any affiliated persons thereof or any persons controlled by or under common control with TCW London have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict TCW London or any affiliated person thereof from so acting or engaging in any other business.

     7. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Portfolio provided such continuance with respect to a Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Portfolio or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to FMI and TCW London, either by majority vote of the Trustees of the Fund or, with respect to a Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment, as defined in the Act, unless automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Sub-Advisory Agreement; (d) FMI may terminate this Agreement without payment of penalty on thirty days' written notice to TCW London and the Fund; and (e) TCW London may terminate this Agreement without the payment of penalty on thirty days' written notice to FMI and the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage paid, to the other party at its principal business office.

     8. This Agreement may be amended by the parties without the vote or consent of the shareholders of any Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, InterCapital, FMI nor TCW London shall be liable for failing to do so.

     9. All formal complaints should, in the first instance, be made in writing to TCW London's compliance officer at TCW London's principal office. In addition, FMI and/or the Fund shall have a right to complain directly to IMRO.

    10. A statement is available from TCW London describing FMI's and/or the Fund's rights to compensation, if any, in the event that TCW London is unable to meet its liabilities.

    11. FMI acknowledges that for purposes of the IMRO rules, it will be treated as a non-private customer.

    12. This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    13. The effective date of this Agreement shall be the day and year first written above.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Los Angeles, California.

                                          TCW FUNDS MANAGEMENT, INC.
                                          By:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          TCW LONDON INTERNATIONAL LIMITED

                                          By:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                          Attest:

                                          --------------------------------------

                                          Name:

                                          --------------------------------------

                                          Title:

                                          --------------------------------------

                                                                      APPENDIX F

    TCW Funds Management Inc. serves as sub-adviser to the North American Government Securities Portfolio of the Fund as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the North American Government Securities Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment advisory or sub-advisory fee rate(s) applicable to such investment company.

                                                                       NET ASSETS              CURRENT INVESTMENT
                                                                          AS OF                    ADVISORY OR
                                                                        03/12/97            SUB-ADVISORY FEE RATE(S)
                                                                      -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           NORTH AMERICAN GOVERNMENT
           SECURITIES PORTFOLIO.....................................  $              0.26%
       2.  TCW/DW NORTH AMERICAN GOVERNMENT INCOME TRUST............  $              0.26% on assets up to $3 billion and
                                                                                      0.24% on assets over $3 billion

    TCW Funds Management Inc. serves as sub-adviser to the Balanced Portfolio of the Fund as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Balanced Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment advisory or sub-advisory fee rate(s) applicable to such investment company.

                                                                       NET ASSETS              CURRENT INVESTMENT
                                                                          AS OF                    ADVISORY OR
                                                                        03/12/97            SUB-ADVISORY FEE RATE(S)
                                                                      -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           BALANCED PORTFOLIO.......................................  $              0.30%
       2.  TCW/DW BALANCED FUND.....................................  $              0.30%
       3.  ENDEAVOR SERIES TRUST MANAGED ASSET ALLOCATION
           PORTFOLIO................................................  $              0.375%

    TCW Funds Management Inc. serves as sub-adviser to the Core Equity Portfolio of the Fund as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Core Equity Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment advisory or sub-advisory fee rate(s) applicable to such investment company.

                                                                       NET ASSETS              CURRENT INVESTMENT
                                                                          AS OF                    ADVISORY OR
                                                                        03/12/97            SUB-ADVISORY FEE RATE(S)
                                                                      -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           CORE EQUITY PORTFOLIO....................................  $              0.34%
       2.  TCW/DW CORE EQUITY TRUST.................................  $              0.34% on assets up to $750 million,
                                                                                      scaled down at various asset levels to
                                                                                      0.30% on assets over $1.5 billion
       3.  TCW GALILEO CORE EQUITY FUND.............................  $              0.75%

    TCW Funds Management Inc. serves as sub-adviser to the Emerging Markets Portfolio of the Fund as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Emerging Markets Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment advisory or sub-advisory fee rate(s) applicable to such investment company.

                                                                        NET ASSETS              CURRENT INVESTMENT
                                                                           AS OF                    ADVISORY OR
                                                                         03/12/97            SUB-ADVISORY FEE RATE(S)
                                                                       -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           EMERGING MARKETS PORTFOLIO................................  $              0.50%
       2.  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST...............  $              0.50%
       3.  TCW GALILEO FUNDS, INC.
           (A) TCW GALILEO ASIA PACIFIC EQUITY
              FUND...................................................  $              1.00%
           (B) TCW GALILEO EMERGING MARKETS
              FUND...................................................  $              1.00%
           (C) TCW GALILEO LATIN AMERICA FUND........................  $              1.00%
       4.  TCW/DW LATIN AMERICAN GROWTH FUND.........................  $              0.50% on assets up to $500 million and
                                                                                       0.48% on assets over $500 million

    TCW Asia Limited serves as secondary sub-adviser to the Emerging Markets Portfolio of the Fund as well as sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Emerging Markets Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the sub-advisory fee rate(s) applicable to such investment company.

                                                                        NET ASSETS
                                                                           AS OF               CURRENT SUB-ADVISORY
                                                                         03/12/97                   FEE RATE(S)
                                                                       -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           EMERGING MARKETS PORTFOLIO................................  $              0.50%
       2.  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST...............  $              0.50%
       3.  TCW GALILEO FUNDS, INC.
           (A) TCW GALILEO ASIA PACIFIC EQUITY
              FUND...................................................  $              1.00%
           (B) TCW GALILEO EMERGING MARKETS
              FUND...................................................  $              1.00%

    TCW London International, Limited serves as secondary sub-adviser to the Emerging Markets Portfolio of the Fund as well as sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Emerging Markets Portfolio. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the sub-advisory fee rate(s) applicable to such investment company.

                                                                        NET ASSETS
                                                                           AS OF               CURRENT SUB-ADVISORY
                                                                         03/12/97                   FEE RATE(S)
                                                                       -------------  ---------------------------------------
       1.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
           EMERGING MARKETS PORTFOLIO................................  $              0.50%
       2.  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST...............  $              0.50%
       3.  TCW GALILEO EMERGING MARKETS FUND.........................  $              1.00%

                            MONEY MARKET PORTFOLIO


Instructions for voting shares of the Money Market Portfolio of Dean Witter
Select Dimensions Investment Series held by                      at the Special
Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof,
on the proposals set forth in the Notice of Meeting dated           , 1997 as
follows:


                          (CONTINUED ON REVERSE SIDE)

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--This card must be signed and dated on the reverse side.

/X/   PLEASE MARK VOTING INSTRUCTIONS AS IN THE
      EXAMPLE USING BLACK OR BLUE INK

                                                      FOR   AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /     / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Money Market
    Portfolio in connection with proposed merger.

                                                                       FOR ALL
                                                      FOR   WITHHOLD   EXCEPT
2.  ELECTION OF TRUSTEES.                             / /     / /        / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel H.
    Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except"
    Box and strike a line through the nominee's name.

                                                      FOR   AGAINST   ABSTAIN
3.  Ratification of Appointment of Price              / /     / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this card using black or blue ink.                     Date
                                                           --------------------

------------------------------------    ---------------------------------------

------------------------------------    ---------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
                         PLEASE DETACH AT PERFORATION



                            MONEY MARKET PORTFOLIO

                                   IMPORTANT


            PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO


Instructions for voting shares of the North American Government Securities
Portfolio of Dean Witter Select Dimensions Investment Series held by         at
the Special Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment
thereof, on the proposals set forth in the Notice of Meeting dated        , 1997
as follows:





                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                        FOR   AGAINST    ABSTAIN
1.   Approval of New Investment Management              / /     / /        / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the North American
     Government Securities Portfolio in
     connection with proposed merger.


2.   Approval of New Subadvisory Agreement              / /     / /        / /
     between Dean Witter InterCapital Inc. and
     TCW Funds Management, Inc. with respect
     to the North American Government Securities
     Portfolio.

                                                                         FOR ALL
                                                        FOR   WITHHOLD   EXCEPT
3.   Election of Trustees.                              / /     / /        / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                        FOR   AGAINST    ABSTAIN
4.   Ratification of appointment of Price               / /     / /        / /
     Waterhouse LLP as Independent Accountants.


Please make sure to sign and date
this card using black or blue ink.                      Date
                                                              ------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Contract Owner sign in the box above     Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION




                 NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

                                    IMPORTANT


             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                          DIVERSIFIED INCOME PORTFOLIO


Instructions for voting shares of the Diversified Income Portfolio of Dean
Witter Select Dimensions Investment Series held by                 at the
Special Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment
thereof, on the proposals set forth in the Notice of Meeting dated           ,
1997 as follows:




                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                       FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management             / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the Diversified
     Income Portfolio in connection with
     proposed merger.

                                                                      FOR ALL
                                                       FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                             / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J. Purcell,
     John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                       FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price              / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                     Date
                                                            --------------------
-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------
Contract Owner sign in the box above     Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION



                          DIVERSIFIED INCOME PORTFOLIO

                                    IMPORTANT


             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  BALANCED PORTFOLIO


Instructions for voting shares of the Balanced Portfolio of Dean Witter Select
Dimensions Investment Series held by                     at the Special Meeting
of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated           , 1997 as follows:



                             (CONTINUED ON REVERSE SIDE)

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


         IMPORTANT -- This card must be signed and dated on the reverse side.

/X/ PLEASE MARK VOTING INSTRUCTIONS AS IN THE
    EXAMPLE USING BLACK OR BLUE INK

                                                      FOR    AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /      / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Balanced Portfolio in connection with proposed merger.


2.  Approval of New Subadvisory Agreement             / /      / /       / /
    between Dean Witter InterCapital Inc. and
    TCW Funds Management, Inc. with respect
    to the Balanced Portfolio.


                                                                       FOR ALL
                                                      FOR   WITHHOLD   EXCEPT
3.  Election of Trustees.                             / /      / /       / /

    Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.


                                                      FOR    AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /      / /       / /
    Waterhouse LLP as Independent Accoun-
    tants.


Please make sure to sign and date
this card using black or blue ink.                    Date
                                                            --------------------
-----------------------------------     ----------------------------------------


-----------------------------------     ----------------------------------------
Contract Owner sign in the box above   Co-Owner (if any) sign in the box above


--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                                  BALANCED PORTFOLIO

                                      IMPORTANT


                PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            UTILITIES PORTFOLIO

Instructions for voting shares of the Utilities Portfolio of Dean Witter
Select Dimensions Investment Series held by               at the Special
Meeting of Shareholders of Dean Witter Select Dimensions Investment Series
on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment
thereof, on the proposals set forth in the Notice of Meeting dated           ,
1997 as follows:


                         (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT--This card must be signed and dated on the reverse side.

/X/ PLEASE MARK VOTING INSTRUCTIONS AS IN THE
    EXAMPLE USING BLACK OR BLUE INK

                                                     FOR    AGAINST   ABSTAIN
1.  Approval of New Investment Management            / /      / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Utilities Portfolio in connection with proposed merger.


                                                                      FOR ALL
                                                     FOR   WITHHOLD   EXCEPT
2.  ELECTION OF TRUSTEES.                            / /     / /        / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel H.
    Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except"
    Box and strike a line through the nominee's name.

                                                     FOR   AGAINST   ABSTAIN
3.  Ratification of Appointment of Price             / /     / /       / /
    Waterhouse LLP as Independent
    Accountants.


Please make sure to sign and date
this card using black or blue ink.              Date
                                                     -----------------------

------------------------------------    ---------------------------------------

------------------------------------    ---------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
                       PLEASE DETACH AT PERFORATION


                            UTILITIES PORTFOLIO

                                 IMPORTANT

          PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            DIVIDEND GROWTH PORTFOLIO


Instructions for voting shares of the Dividend Growth Portfolio of Dean Witter
Select Dimensions Investment Series held by            at the Special Meeting of
Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated           , 1997 as follows:





                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                  FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management        / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the Dividend Growth
     Portfolio in connection with proposed
     merger.
                                                                 FOR ALL
                                                  FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                        / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                  FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price         / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                Date
                                                       -------------------------
-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION



                            DIVIDEND GROWTH PORTFOLIO


                                    IMPORTANT

             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             VALUE-ADDED MARKET PORTFOLIO


Instructions for voting shares of the Value-Added Market Portfolio of Dean
Witter Select Dimensions Investment Series held by                at the Special
Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof,
on the proposals set forth in the Notice of Meeting dated           , 1997 as
follows:



                             (CONTINUED ON REVERSE SIDE)

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


         IMPORTANT--This card must be signed and dated on the reverse side.

/X/ PLEASE MARK VOTING INSTRUCTIONS AS IN THE
    EXAMPLE USING BLACK OR BLUE INK

                                                      FOR    AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /      / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Value-Added
    Market Portfolio in connection with pro-posed merger.


                                                                       FOR ALL
                                                      FOR   WITHHOLD   EXCEPT
2.  ELECTION OF TRUSTEES.                             / /      / /       / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel H.
    Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.


                                                      FOR    AGAINST   ABSTAIN
3.  Ratification of Appointment of Price              / /      / /       / /
    Waterhouse LLP as Independent
    Accountants.



Please make sure to sign and date
this card using black or blue ink.                    Date
                                                           --------------------
------------------------------------    ----------------------------------------


------------------------------------    ----------------------------------------
Contract Owner sign in the box above   Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION




                             VALUE-ADDED MARKET PORTFOLIO

                                      IMPORTANT


                PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             CORE EQUITY PORTFOLIO


Instructions for voting shares of the Core Equity Portfolio of Dean Witter
Select Dimensions Investment Series held by                  at the Special
Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof,
on the proposals set forth in the Notice of Meeting dated           , 1997
as follows:




                          (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                     FOR   AGAINST   ABSTAIN

1.  Approval of New Investment Management            / /     / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Core Equity
    Portfolio in connection with proposed
    merger.

2.  Approval of New Subadvisory Agreement            / /     / /       / /
    between Dean Witter InterCapital Inc. and
    TCW Funds Management, Inc. with respect
    to the Core Equity Portfolio.

                                                                      FOR ALL
                                                     FOR   WITHHOLD   EXCEPT

3.  Election of Trustees.                            / /     / /        / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel
    H. Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except"
    Box and strike a line through the nominee's name.

                                                     FOR   AGAINST   ABSTAIN

4.  Ratification of appointment of Price             / /     / /       / /
    Waterhouse LLP as Independent
    Accountants.

Please make sure to sign and date
this card using black or blue ink.                   Date
                                                          ---------------------

------------------------------------    ---------------------------------------

------------------------------------    ---------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

-------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION


                             CORE EQUITY PORTFOLIO



                                   IMPORTANT

           PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!


YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            AMERICAN VALUE PORTFOLIO


Instructions for voting shares of the American Value Portfolio of Dean Witter
Select Dimensions Investment Series held by            at the Special Meeting of
Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated           , 1997 as follows:





                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                  FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management        / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the American Value
     Portfolio in connection with pro-
     posed merger.
                                                                 FOR ALL
                                                  FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                        / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                  FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price         / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                Date
                                                       -------------------------
-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION



                            AMERICAN VALUE PORTFOLIO

                                    IMPORTANT

             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             GLOBAL EQUITY PORTFOLIO


Instructions for voting shares of the Global Equity Portfolio of Dean Witter
Select Dimensions Investment Series held by            at the Special Meeting of
Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated         , 1997 as follows:




                           (CONTINUED ON REVERSE SIDE)

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                       FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management             / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the Global Equity
     Portfolio in connection with proposed
     merger.
                                                                      FOR ALL
                                                       FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                             / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                       FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price              / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                     Date
                                                            --------------------
------------------------------------    ----------------------------------------

------------------------------------    ----------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION



                             GLOBAL EQUITY PORTFOLIO

                                    IMPORTANT


              PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                           DEVELOPING GROWTH PORTFOLIO


Instructions for voting shares of the Developing Growth Portfolio of Dean Witter
Select Dimensions Investment Series held by            at the Special Meeting of
Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated           , 1997 as follows:





                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                  FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management        / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the Developing Growth
     Portfolio in connection with proposed
     merger.
                                                                 FOR ALL
                                                  FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                        / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                  FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price         / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                Date
                                                       -------------------------
-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION




                           DEVELOPING GROWTH PORTFOLIO

                                    IMPORTANT


             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              EMERGING MARKETS PORTFOLIO


Instructions for voting shares of the Emerging Markets Portfolio of Dean Witter
Select Dimensions Investment Series held by                      at the Special
Meeting of Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997 at 2:00 p.m., New York City time, and at any adjournment thereof, on
the proposals set forth in the Notice of Meeting dated          , 1997 as
follows:



                             (CONTINUED ON REVERSE SIDE)

IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

         IMPORTANT--This card must be signed and dated on the reverse side.

/X/ PLEASE MARK VOTING INSTRUCTIONS AS IN THE
    EXAMPLE USING BLACK OR BLUE INK

                                                      FOR    AGAINST   ABSTAIN
1.  Approval of New Investment Management             / /      / /       / /
    Agreement with Dean Witter InterCapital
    Inc. with respect to the Emerging Markets
    Portfolio in connection with proposed
    merger.


2.  Approval of New Subadvisory Agreement             / /      / /       / /
    between Dean Witter InterCapital Inc. and
    TCW Funds Management, Inc. ("TWC")
    and related New Secondary Sub-Advisory
    Agreements between TCW and TCW Asia
    Limited and TCW London International,
    Limited with respect to the Emerging Mar-kets Portfolio.


                                                                       FOR ALL
                                                      FOR   WITHHOLD   EXCEPT
3.  Election of Trustees.                             / /      / /       / /

    Michael Bozic, Charles A. Fiumefreddo,
    Edwin J. Garn, John R. Haire, Dr. Manuel H.
    Johnson, Michael E. Nugent, Philip J.
    Purcell, John L. Schroeder

    If you wish to withhold authority for any particular nominee, mark the "For All Except" Box and strike a line through the nominee's name.


                                                      FOR    AGAINST   ABSTAIN
4.  Ratification of appointment of Price              / /      / /       / /
    Waterhouse LLP as Independent Accoun-
    tants.



Please make sure to sign and date
this card using black or blue ink.                    Date
                                                            --------------------
-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Contract Owner sign in the box above   Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                             PLEASE DETACH AT PERFORATION



                              EMERGING MARKETS PORTFOLIO

                                      IMPORTANT


                PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                           MID-CAP GROWTH PORTFOLIO


Instructions for voting shares of the Mid-Cap Growth Portfolio of Dean Witter
Select Dimensions Investment Series held by            at the Special Meeting of
Shareholders of Dean Witter Select Dimensions Investment Series on May 1, 1997, at 2:00 p.m., New York City time, and at any adjournment thereof, on the
proposals set forth in the Notice of Meeting dated           , 1997 as follows:





                           (CONTINUED ON REVERSE SIDE)


IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THE RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--This card must be signed and dated on the reverse side.

/X/  PLEASE MARK VOTING INSTRUCTIONS AS IN THE
     EXAMPLE USING BLACK OR BLUE INK

                                                  FOR  AGAINST   ABSTAIN
1.   Approval of New Investment Management        / /    / /       / /
     Agreement with Dean Witter InterCapital
     Inc. with respect to the Mid-Cap Growth
     Portfolio in connection with proposed
     merger.
                                                                 FOR ALL
                                                  FOR  WITHHOLD  EXCEPT
2.   ELECTION OF TRUSTEES.                        / /    / /       / /

     Michael Bozic, Charles A. Fiumefreddo,
     Edwin J. Garn, John R. Haire, Dr. Manuel H.
     Johnson, Michael E. Nugent, Philip J.
     Purcell, John L. Schroeder

     If you wish to withhold authority for any particular nominee, mark the "For All Except"
     Box and strike a line through the nominee's name.

                                                  FOR  AGAINST   ABSTAIN
3.   Ratification of Appointment of Price         / /    / /       / /
     Waterhouse LLP as Independent
     Accountants.


Please make sure to sign and date
this card using black or blue ink.                Date
                                                       -------------------------
-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------
Contract Owner sign in the box above    Co-Owner (if any) sign in the box above

--------------------------------------------------------------------------------
                          PLEASE DETACH AT PERFORATION




                           MID-CAP GROWTH PORTFOLIO

                                    IMPORTANT


             PLEASE SEND IN YOUR VOTING INSTRUCTIONS.........TODAY!

YOU ARE URGED TO DATE AND SIGN THE ATTACHED VOTING INSTRUCTIONS
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.